UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2006 (May 23, 2006)

HOSPITALITY PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-11527	04-3262075
(Commission File Number)	(IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts	02458
(Address of Principal Executive Offices)	(Zip Code)

617-964-8398

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 8.01. OTHER EVENTS.

(A)	Trustees

At the annual meeting of shareholders of Hospitality Properties Trust, or the Company, held on May 23, 2006, the Company’s shareholders re-elected Frank J. Bailey (66,217,954.701 shares voted for and 1,862,895.311 shares withheld) and Gerard M. Martin (47,863,403.799 shares voted for and 20,217,446.213 shares withheld) as trustees. The terms of office of Messrs. Bailey and Martin will extend until the Company’s annual meeting of shareholders in 2009. Messrs. John L. Harrington, Barry M. Portnoy and Arthur G. Koumantzelis continue to serve as trustees with terms of office expiring in 2008, 2008 and 2007, respectively.

On May 23, 2006, the Company changed its trustee compensation arrangements. A summary of the Company’s currently effective trustee compensation is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

On May 23, 2006, the Company granted each of the Company’s trustees 750 common shares of beneficial interest, par value $0.01 per share, valued at $40.74, the closing price of the Company’s common shares on the New York Stock Exchange on that day, pursuant to the trustee compensation arrangements described above.

(B)	Amendments to Declaration of Trust

Also at the annual meeting of shareholders of the Company held on May 23, 2006, the Company’s shareholders approved the following amendments to the Company’s Amended and Restated Declaration of Trust, as amended:

•

An amendment to the Company’s declaration of trust that permits it to issue shares without certificates (approved by a vote of 66,266,162.576 shares voting for, 1,410,840.027 shares voting against and 403,847.409 shares abstaining);

•

An amendment to the Company’s declaration of trust to remove its obligation to deliver certain reports to its shareholders (approved by a vote of 64,042,269.162 shares voting for, 3,555,158.399 shares voting against and 483,422.451 shares abstaining); and

•

An amendment to the Company’s declaration of trust to permit affiliates of HRPT Properties Trust to serve as independent trustees of the Company (approved by a vote of 61,688,709.167 shares voting for, 5,854,387.182 shares voting against and 537,753.663 shares abstaining).

The amendments became effective on May 24, 2006.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

The Company hereby files the following exhibits:

Exhibit No.	Description

3.1	Composite copy of Amended and Restated Declaration of Trust, dated August 21, 1995, as amended to date
10.1	Summary of Trustee Compensation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSPITALITY PROPERTIES TRUST
By: /s/ Mark L. Kleifges Name: Mark L. Kleifges Title: Treasurer and Chief Financial Officer

Dated: May 24, 2006